UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported) December 27, 2023
FRESH TRACKS THERAPEUTICS, INC.
(Exact name of Registrant as specified in its charter)

Delaware	000-21088	93-0948554
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2000 Central Avenue
Suite 100
Boulder, CO 80301
(Address of Principal Executive Offices) (Zip Code)
Registrant’s telephone number, including area code: (720) 505-4755

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	FRTX	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.02. Termination of a Material Definitive Agreement.
On December 27, 2023, in preparation for the planned liquidation and dissolution (the “Dissolution”) of Fresh Tracks Therapeutics, Inc. (“Fresh Tracks” or the “Company”), the Company’s Board of Directors (the “Board”) terminated the Fresh Tracks Therapeutics, Inc. 2020 Omnibus Long-Term Incentive Plan (the “2020 Plan”), the Amended and Restated 2009 Equity Incentive Plan of Brickell Biotech, Inc. (the “2009 Plan”) and the Amended and Restated Stock Incentive Plan of Vical Incorporated (the “Vical Plan”), and all outstanding options and unvested restricted stock units (“RSUs”) granted thereunder, effective December 28, 2023 (the “Effective Date”).
On April 20, 2020, the Company’s stockholders approved the 2020 Plan, which replaced, with respect to new award grants, the 2009 Plan and the Vical Plan (collectively, the “Prior Plans”) that were previously in effect. Following the approval of the Plan on April 20, 2020, no further awards were available to be issued under the Prior Plans but awards outstanding under those plans as of that date remained outstanding in accordance with their terms. On May 17, 2022, the Company’s stockholders approved an increase in the number of shares of common stock authorized for issuance under the 2020 Plan by 119,377 shares.
Because the exercise price of each of the outstanding stock options as of the Effective Date was below the closing price of the Company’s common stock on the Effective Date, the Board cancelled and terminated the outstanding options as of the Effective Date without any consideration. With respect to the outstanding RSUs, the Board decided to replace the value of the terminated RSUs with a right to a cash payment, subject to the same vesting schedule and payment date as the RSUs, with such cash payments valued by multiplying the number of RSUs held by each grantee by the closing price of the Company’s common stock on the Effective Date. As of the Effective Date, there were 22,500 outstanding RSUs that were terminated, resulting in an aggregate cash payment amount of $20,475, which is expected to be paid by January 25, 2024. None of such terminated RSUs were held by any of the named executive officers of the Company, except for 1,250 RSUs held by Albert N. Marchio, II, Chief Executive Officer and Chief Financial Officer of the Company, for which Mr. Marchio is expected to receive a cash payment amount of $1,138.
Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
The information set forth above under Item 1.02 is incorporated into this Item 5.02.
Cautionary Note Regarding Forward-Looking Statements
Any statements made in this Current Report on Form 8-K relating to future financial, business, conditions, plans, prospects, impacts, shifts, trends, progress, or strategies and other such matters, including without limitation, Fresh Tracks’ proposed Dissolution pursuant to its proposed plan of liquidation and dissolution (the “Plan of Dissolution”), the timing of filing of the Certificate of Dissolution, the timing and outcome of the planned second special meeting of stockholders to approve the Dissolution and the Plan of Dissolution, the Company’s intent to seek judicial dissolution and the results of such action, the amount, number, and timing of liquidating distributions, if any, to its stockholders, the amount of reserves, the timing and value of cash payments for the Company’s terminated RSUs, and similar statements, are forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. In addition, when or if used in this Current Report on Form 8-K, the words “may,” “could,” “should,” “might,” “show,” “continue,” “conduct,” “prepare,” “reduce,” “report,” “seek,” “conserve,” “distribute,” “pay,” “paid,” “dissolve,” “encourage,” “discontinue,” “terminate,” “wind down,” “additional,” “announce,” “anticipate,” “believe,” “sufficient,” “effective,” “outstanding,” “estimate,” “expect,” “intend,” “decide,” “replace,” “plan,” “potential,” “will,” “evaluate,” “aim,” “meet,” “support,” “look forward,” “right to,” “value,” “develop,” “promise,” “provide,” “first-in-class,” “opportunity,” “disrupt,” “reduce,” “receive,” “suggest,” and similar expressions and their variants, as they relate to Fresh Tracks or any of Fresh Tracks’ partners, or third parties, may identify forward-looking statements. Fresh Tracks cautions that these forward-looking statements are subject to numerous assumptions, risks, and uncertainties, which change over time, often quickly, and in unanticipated ways. Important factors that may cause actual results to differ materially from the results discussed in the forward-looking statements or historical experience include the availability, timing and amount of liquidating distributions being different than expected; the amounts that will need to be set aside as reserves by Fresh Tracks being higher than anticipated; the possible inadequacy of such reserves to satisfy Fresh Tracks’ obligations; potential unknown contingencies or liabilities, and Fresh Tracks’ potential inability to favorably resolve them or at all; the amount of proceeds that might be realized from the sale or other disposition of any remaining Fresh Tracks assets; the application of, and any changes in, applicable tax and other laws, regulations, administrative practices, principles and interpretations; the incurrence by Fresh Tracks of expenses relating to the Dissolution being different than estimated; the ability of the Fresh Tracks board of directors to abandon, modify or delay implementation of the Dissolution, even after stockholder approval; failure of the Company’s stockholders to approve the proposed Plan of Dissolution; the Company’s ability to settle, make reasonable provision for or otherwise resolve its liabilities and obligations, including the establishment of an adequate contingency reserve; and the uncertain macroeconomic and political environment.
Further information on the factors and risks that could cause actual results to differ from any forward-looking statements are contained in Fresh Tracks’ filings with the Securities and Exchange Commission, which are available at https://www.sec.gov (or at https://www.frtx.com). Readers are cautioned that these forward-looking statements and other statements contained in this Current Report on Form 8-K regarding matters that are not historical facts are only estimates or predictions and should not place undue reliance upon the forward-looking statements, which speak only as of the date of this Current Report on Form 8-K. Fresh Tracks specifically disclaims any duty or obligation to update forward-looking statements.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 3, 2024	Fresh Tracks Therapeutics, Inc.

	By:	/s/ Albert N. Marchio, II
	Name:	Albert N. Marchio, II
	Title:	Chief Executive Officer and Chief Financial Officer